Exhibit 99.1

          Investors Title Company Announces First Quarter 2004 Results

     CHAPEL HILL, N.C.--(BUSINESS WIRE)--April 27, 2004--J. Allen Fine, Chairman of Investors Title Company (NASDAQ: ITIC), announced that for the quarter ended March 31, 2004, the Company reported net income of $2,221,604, a decrease of 15% compared with $2,608,561 for the prior year period. Net income per diluted share equaled $.84 versus $1.00 per diluted share in the same period last year. Net premiums written decreased 14% to $16,981,756 and revenues decreased 11% to $18,616,569 compared with the prior year period.
     Chairman Fine added, "Premiums written declined from the prior year reflecting significantly lower mortgage refinancing. However, with mortgage rates remaining relatively low, the decline in premium revenue was offset by ongoing strength in real estate activity."

     Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. Title insurance is typically sold when real estate is purchased and upon refinancing of loans secured by real estate. Policies are issued through 28 branch offices and a network of agents in 24 states and the District of Columbia. The Company also provides services in connection with tax-free exchanges of like-kind property as well as investment management services to individuals, trusts, foundations and businesses.

     Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.


               Investors Title Company and Subsidiaries
                   Consolidated Statements of Income
                        March 31, 2004 and 2003
                              (Unaudited)

                                                       For The
                                                        Three
                                                     Months Ended
                                                       March 31
                                               -----------------------
                                                     2004        2003
                                               ----------- -----------
Revenues:
  Underwriting income:
     Premiums Written                         $17,051,282 $19,765,174
     Less-premiums for
      reinsurance ceded                            69,526      97,189
                                               ----------- -----------
          Net premiums
           written                             16,981,756  19,667,985
  Investment income-interest and dividends        673,326     674,578
  Net realized gain on sales
   of investments                                   3,431      23,047
  Exchange services revenue                       479,894     101,089
  Other                                           478,162     561,744
                                               ----------- -----------
          Total                                18,616,569  21,028,443
                                               ----------- -----------

Operating Expenses:
     Commissions to agents                      6,998,595   9,392,790
     Provision for claims                       1,844,379   2,083,038
     Salaries, employee benefits and payroll
      taxes                                     3,847,905   3,547,057
     Office occupancy and operations            1,210,298   1,097,116
     Business development                         353,414     380,952
     Taxes, other than payroll and income         201,114      54,123
     Premium and retaliatory taxes                333,004     421,286
     Professional fees                            410,675     207,344
     Other                                         31,374      51,931
                                               ----------- -----------
          Total                                15,230,758  17,235,637
                                               ----------- -----------

Income Before Income Taxes                      3,385,811   3,792,806
                                               ----------- -----------

Provision For Income Taxes                      1,164,207   1,184,245
                                               ----------- -----------

Net Income                                    $ 2,221,604 $ 2,608,561
                                               =========== ===========

Basic Earnings Per Common Share               $      0.89 $      1.04
                                               =========== ===========

Weighted Average Shares Outstanding - Basic     2,505,368   2,513,507
                                               =========== ===========

Diluted Earnings Per Common Share             $      0.84 $      1.00
                                               =========== ===========

Weighted Average Shares Outstanding - Diluted   2,638,264   2,610,242
                                               =========== ===========

               Investors Title Company and Subsidiaries
                      Consolidated Balance Sheets
              As of March 31, 2004 and December 31, 2003


                                              March 31,   December 31,
                                                 2004         2003
                                             (Unaudited)   (Audited)
                                             ------------ ------------
Assets
   Cash and cash equivalents               $  4,761,041 $  5,125,356

  Investments in securities:
    Fixed maturities:
      Held-to-maturity, at amortized cost     3,343,339    3,526,030
      Available-for-sale, at fair value      68,857,649   60,803,807
    Equity securities, at fair value          8,359,781   14,556,785
    Other investments                         1,166,963      955,561
                                            ------------ ------------
        Total investments                    81,727,732   79,842,183

  Premiums receivable, net                    6,980,662    8,031,803
  Accrued interest and dividends                606,992      667,147
  Prepaid expenses and other assets           1,291,678      934,345
  Property acquired in settlement of claims     286,517      286,517
  Property, net                               3,963,749    4,099,243
  Deferred income taxes, net                  1,126,027    1,485,217
                                            ------------ ------------

Total Assets                               $100,744,398 $100,471,811
                                            ============ ============

Liabilities and Stockholders' Equity
Liabilities:
  Reserves for claims                      $ 30,500,000 $ 30,031,000
  Accounts payable and accrued
   liabilities                                3,488,727    5,782,470
  Commissions and reinsurance
   payables                                     390,899      726,191
  Premium taxes payable                         235,279      461,436
  Current income taxes payable                  778,370      281,968
                                            ------------ ------------
      Total liabilities                      35,393,275   37,283,065
                                            ------------ ------------

Stockholders' Equity:
  Common stock - no par value (shares authorized
   10,000,000; 2,505,815 and 2,503,923 shares
   issued and outstanding 2004 and 2003,
   respectively, excluding 349,929 and 351,821 shares
   2004 and 2003, respectively, of common stock
   held by the Company's subsidiary)                  1            1
  Retained earnings                          61,841,289   59,756,927
  Accumulated other comprehensive income
   (net unrealized gain on investments)       3,509,833    3,431,818
                                            ------------ ------------
      Total stockholders' equity             65,351,123   63,188,746
                                            ------------ ------------

Total Liabilities and Stockholders'
 Equity                                    $100,744,398 $100,471,811
                                            ============ ============

               Investors Title Company and Subsidiaries
                     Net Premiums Written By State
          For the Three Months Ended March 31, 2004 and 2003
                              (Unaudited)

                                                    2004        2003
---------------------------------------------------------------------
Alabama                                      $   328,316 $   283,071
Arkansas                                            (108)     12,018
District of Columbia                               3,245       3,025
Florida                                          355,604      14,980
Georgia                                           20,433       6,774
Illinois                                         263,728     312,449
Indiana                                           30,112      87,216
Kentucky                                         400,030     430,354
Louisiana                                          2,237       1,204
Maryland                                         334,860     411,566
Michigan                                       1,222,800   1,894,508
Minnesota                                        246,360     606,998
Mississippi                                      246,275     237,485
Missouri                                          75,477       6,582
Nebraska                                         218,924     497,932
New Jersey                                         7,182      17,084
New York                                         816,340   1,413,227
North Carolina                                 7,588,636   6,960,371
Ohio                                               7,827      24,286
Pennsylvania                                     574,826   1,568,738
South Carolina                                 1,773,897   1,570,562
Tennessee                                        710,915     917,978
Virginia                                       1,448,438   2,042,970
West Virginia                                    374,928     440,311
Wisconsin                                              -        (100)
                                              ----------- -----------
  Direct Premiums                             17,051,282  19,761,589
Reinsurance Assumed                                    -       3,585
Reinsurance Ceded                                (69,526)    (97,189)
                                              ----------- -----------
  Net Premiums Written                       $16,981,756 $19,667,985
                                              =========== ===========


               Investors Title Company and Subsidiaries
               Net Premiums Written By Branch and Agency
                        March 31, 2004 and 2003
                              (Unaudited)


                                          For The Three Months Ended
                                                   March 31
                       ----------------------------------------------
                                            2004   %        2003   %
                       ----------------------------------------------
 Branch                               $7,459,411  44  $7,001,693  36

 Agency                                9,522,345  56  12,666,292  64
                       ----------------------------------------------

  Total                              $16,981,756 100 $19,667,985 100
                       ==============================================

    CONTACT: Investors Title Company
             Elizabeth B. Lewter, 919-968-2200